Earnings Per Share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Earnings Per Share
13. Earnings Per Share

The following represents our basic and diluted EPS calculations:

	Year ended December 31, 2016
(In millions, except share and per share data)	Class A	Class B	Class M-1
Net income available to AHL shareholders – basic	$214	$553	$1
Effect of stock compensation plans on allocated net income	1	—	—
Net income available to AHL shareholders – diluted	$215	$553	$1

Basic weighted average shares outstanding	52,086,945	134,445,840	218,324
Dilutive effect of stock compensation plans	1,443,531	—	4,246,074
Diluted weighted average shares outstanding	53,530,476	134,445,840	4,464,398

Earnings per share[1]
Basic	$4.11	$4.11	$4.11
Diluted	$4.02	$4.11	$0.20

[1] Calculated using whole figures.

	Years ended December 31,
(In millions, except share and per share data)	2015	2014
Net income available to AHL shareholders	$562	$456
Basic weighted average shares outstanding	175,091,802	129,519,108
Dilutive effect of stock compensation plans	86,846	11
Dilutive effect of equity swap[1]	—	2,089,345
Diluted weighted average shares outstanding	175,178,648	131,608,464
Earnings per share on Class A and B shares[2]
Basic	$3.21	$3.52
Diluted	$3.21	$3.47

[1] Equity swap relates to TASA. See Note 17 – Related Parties for additional information.
[2] Calculated using whole figures.

We use the two-class method for allocating net income available to AHL shareholders to each class of our common stock. Our Class M shares do not become eligible to participate in dividends until a return of investment (ROI) condition has been met for each class. Once eligible, each class of our common stock has equal dividend rights. Prior to the fourth quarter of 2016, the ROI condition had not been met for any of our Class M shares and as a result, no earnings were attributable to those classes. In conjunction with our IPO, the ROI condition for Class M-1 was met, while Class M-2, Class M-3 and Class M-4 shares remain ineligible for dividends as of December 31, 2016. Therefore, the basic EPS calculations above reflect only those classes of stock eligible to participate in earnings during each respective period. For the years ended December 31, 2015 and 2014, Class A and B had the same basic and dilutive EPS, and as such are presented together for those years.

Dilutive shares are calculated using the treasury stock method. For Class A common shares, this method takes into account shares that can be settled into Class A common shares, net of a conversion price.

The diluted EPS calculation for Class A shares excluded 116,031,381 shares, RSUs and options outstanding as of December 31, 2016. The excluded shares were comprised of 113,497,613 shares considered antidilutive and 2,533,768 shares for which a performance condition had not been met. The diluted EPS calculation excluded 16,653,624 and 11,674,141 outstanding shares as of December 31, 2015 and 2014, respectively, as the issuance restrictions had not been satisfied as of each year end.